Investor Presentation

BTCS Inc. (Nasdaq: BTCS)

August 2025

www.btcs.com

Safe Harbor

This presentation contains statements, estimates, forecasts, and projections regarding future performance and events that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Those statements include statements regarding our position to capitalize on the explosive growth potential of Ethereum, revenue growth, improving margins, expectations from the integration of DeFi and TradFi mechanisms to maximize ETH holdings, increasing share price, and the potential opportunity of scalable revenue and business growth. These statements may be identified by the use of words like "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "should," and "seek," and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. Important factors and risks that could cause actual results to differ materially from our expectations include, but are not limited to, regulatory issues, the rewards and costs associated with validating transactions on proof-of-stake blockchains, unexpected issues with our product offerings including Builder+, competition, a significant decrease in the value of our crypto asset holdings, loss or theft of the private withdrawal keys or smart contract vulnerabilities resulting in the complete loss of or inability to access our crypto assets and rewards, as well as those risks detailed in our filings with the SEC, including our most recent Form 10-K and other filings with the SEC.

Neither BTCS nor any of its affiliates undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such documents. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC.

If anyone provides you with different or inconsistent information, you should not rely on it. Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS's website (www.btcs.com). The content on our website is not incorporated into this presentation.

Blockchain Technology Consensus Solutions (BTCS)

"With an unrivaled DeFi/TradFi financial model and vertically integrated operations, we believe that BTCS is the most sophisticated Ethereum play in public markets today."
- CEO Charles Allen

- **Oldest** public blockchain company, listed in 2014
- **First** public blockchain company to adopt ETH treasury strategy in 2021
- **First** public company to issue a bividend (blockchain dividend)
- **Only** public blockchain company with vertically integrated ETH blockchain operations
- **70,140 ETH** in treasury (as of Aug 12, 2025)
- **Only** public company leveraging DeFi fundraising mechanisms alongside TradFi instruments

BTCS

Ethereum Blockchain Unlocks Exponential Value

Ethereum is the world's leading smart contract blockchain, powering decentralized applications, enabling permissionless innovation, and driving the tokenization of real-world assets

Institutional Demand for ETH

- Demand from ETFs and corporate treasuries outpaces new ETH issuance by more than 30x[1]
- More than $10B in ETH purchased since May 2025[2]

Regulatory Tailwinds Support ETH

- Genius Act establishes robust stablecoin framework
- SEC confirmed ETH is a commodity
- SEC approved spot ETH ETFs

Stablecoin Market Cap Growth[3]


Stablecoin growth has been the leading driver in institutional adoption, with over **$132B** market cap
Market Cap in Billions
140
120
100
80
60
40
20
-
2020
2021
2022
2023
2024
2025

BTCS is uniquely positioned to capitalize on the explosive growth potential of Ethereum

1. https://cryptonews.com.au/news/ethereums-supply-demand-sweet-spot-why-the-rally-is-just-getting-started-130025/ as of July 23, 2025
2. https://www.theblock.co/post/364014/the-daily-goldman-bny-tokenization-push-ethereums-demand-shock-50-trillion-crypto-forecast-and-more
3. https://defillama.com/stablecoins/ethereum as of August 1, 2025

Public Markets – Ethereum Exposure

Public market investors have multiple avenues to gain exposure to ETH, but not all ETH exposure is equal

	Exchange Traded Fund	Digital Asset Treasury	BTCS
ETH 1:1	✅	✅	✅
Yield	❌	✅	✅
Vertically Integrated Operations	❌	❌	✅
DeFi / TradFi Capital Formation	❌	❌	✅

BTCS is a publicly traded, Ethereum-first blockchain infrastructure and digital asset treasury company executing the most sophisticated public Ethereum accumulation strategy by integrating DeFi and TradFi into its operations to maximize its ETH holdings

DeFi/TradFi ETH Accretion Flywheel

Most Sophisticated Public ETH Accumulation Strategy


Builder+
Building blocks for Validators
Blockchain Infrastructure
NodeOps
Staking
Share Appreciation
Strategic Capital Raise
Accumulate ETH
Generate Revenue
Grow ETH Treasury & Drive Revenue

DeFi / TradFi Flywheel: Generate Revenue


Share Appreciation
Strategic Capital Raise
Accumulate ETH
Generate Revenue
DeFi / TradFi Flywheel

BTCS is positioned to capture substantial growth opportunities through vertical integration as both a builder and a validator

Blockchain Infrastructure

Builder+

Drive scalable revenue by building blocks for Validators

NodeOps

Earn ETH/revenue by staking

- Operate solo validator nodes
- Operate nodes for Rocket Pool
- Vertically integrate with Builder+

Quarterly Revenue Growth


$3,000,000
$2,000,000
$1,000,000
$0
2024 Q2
2024 Q3
2024 Q4
2025 Q1
2025 Q2
Staking Revenue
Builder Revenue

BTCS

Blockchain Infrastructure

NodeOps

Validator Node Operations

Validator Nodes and Staking

BTCS "stakes" ETH as collateral to operate validator nodes on the Ethereum blockchain. These specialized nodes verify transactions and propose new blocks, keeping the network secure.

Earning Yield

BTCS earns two types of revenue from Node Ops:

- Staking Rewards: Predictable, recurring ETH rewards paid by the Ethereum protocol for securing the network.
- Transaction Fees: Variable ETH fees paid by users who want their transactions processed quickly.

Builder+

Block Building

Optimizing High Value Transactions

BTCS utilizes advanced algorithms that prioritize high value transactions within the blocks it builds, maximizing the total value of transaction fees that can be earned.

Maximizing Revenue

By optimizing each block to maximize transaction fees, BTCS generates scalable revenue.


Sort High-Value transactions into block
Deliver an optimized block to the validator

Operational Strategy: Grow Revenue and Improve Margins

Technological Improvements

We continually invest in a powerful combination of custom software and specialized infrastructure to maximize revenue, improve margins, and ensure our competitive advantage. Recent initiatives include:

- Custom Block-Building Algorithms: Our proprietary algorithms strategically order transactions to increase the value of each block and maximize earned rewards.
- High-Performance Infrastructure: Transitioning from cloud to bare metal reduced latency, cut costs, and improved reliability and margins.
- Rust Programming Language: High-performance Rust language enables faster execution and lower latency, enhancing real-time performance and competitiveness.

latitude.sh

Increase High-Value Order Flow

To grow scalable revenue through block building. we've built strong relationships with crucial order flow providers.

- We've partnered with and invested in ETHGas, a block space futures platform, which gives us priority access to secure high-value transaction order flow.
- We have secured transaction order flow through numerous partnerships, including with Metamask, the leading Ethereum wallet with more than 100 million users built by ConsenSys.

BTCS is responsible for more than 1% of transactions on the Ethereum network.

ETHGAS METAMASK

PRIMEV

Control Block Space

BTCS gains a strategic advantage by controlling exclusive block space from key validator operators, which enhances revenue and improves margins.

- Our collaboration with Rocket Pool, a leading on-chain liquid staking provider, helps scale our validator nodes and provides us with exclusive access to block space.
- Through the rollout of our Staker Protection Plan (SPP), we gain control of certain block space from top staking providers Figment and WonderFi, while optimizing staking rewards for their stakers.

Rocket Pool
DECENTRALISED ETHEREUM STAKING PROTOCOL

Figment WonderFi

BTCS

DeFi / TradFi Flywheel: Share Appreciation



Share Appreciation
Strategic Capital Raise
Accumulate ETH
Generate Revenue
DeFi / TradFi Flywheel

BTCS strives to create long-term value for shareholders by growing share price to increase its market capitalization.



4 Year Market Cap and Price Growth[1]
Market Cap
Price
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$250m
$200m
$150m
$100m
$50m
$0m
$8m
$25m
$46m
$221m
2022
2023
2024
2025 *

1. Market capitalization based on year-end closing stock price and common shares outstanding
* Market capitalization as of August 12, 2025

DeFi / TradFi Flywheel: Strategic Capital Raise


Share Appreciation
Strategic Capital Raise
Accumulate ETH
Generate Revenue
DeFi / TradFi Flywheel

Capital Raises YTD[2]

Description	Amount Raised (m)	Percentage
At-the-Market (ATM) Sales	$ 139	67%
Convertible Debt	$ 17	8%
DeFi Borrowing on AAVE	$ 52	25%
Total	**$ 207**	

DeFi Borrowing Strategy Increases ETH Exposure & Generates Positive Net Yield

Illustration of DeFi Leveraged Economics[1]

	Amount (m)[2]	APY	Earnings (m)	ETH[2]
BTCS puts up ETH as collateral	$ 125	1.92%[3]	$ 2.40	38,400
BTCS borrows stablecoins (USDT "Tether" pegged 1:1 to USD)	$ (52)	5.48%[3]	$ (2.85)	
BTCS buys and stakes additional ETH with borrowed USDT	$ 52	3.00%[4]	$ 1.56	16,100
Net Earnings			$ 1.11	
Net APY			0.89%	
ETH Exposure			142%	54,500

- Collateralized ETH earns interest; ETH bought with borrowed funds earns staking yield
- Combined ETH yields exceed borrowing costs, generating net positive APY
- BTCS has set a cap of 40% loan-to-value to safeguard against over-leverage
- The strategy boosts ETH exposure without requiring new equity capital
- Borrowed USDT remains stable, enabling BTCS to capture ETH upside without added debt volatility

1. Illustration assumes static ETH price and APY rates
2. As of August 12, 2025 (approximate)
3. Sourced from aave.com as of August 12, 2025
4. BTCS management estimates

DeFi / TradFi Flywheel: Accumulate ETH



Share Appreciation
Strategic Capital Raise
Accumulate ETH
Generate Revenue
DeFi / TradFi Flywheel

BTCS continues to scale its ETH treasury and grow revenue by:

- Converting strategically raised capital to ETH
- Deploying ETH by staking it to run validators
- Depositing ETH to earn yield on a DeFi lending and borrowing platform

BTCS ETH KPIs

$321 M	FMV of ETH held[1]
70,140	ETH owned[1]
770%	YTD ETH Growth[1]
11th	Largest ETH Reserve[2]

BTCS Ethereum (ETH) Holdings



80,000
60,000
40,000
20,000
0
2024 Q3
2024 Q4
2025 Q1
2025 Q2
2025 Q3 3

1. As of August 12, 2025
2. Sourced from https://www.strategicethreserve.xyz/ as August 12, 2025
3. Partial Q3 as of August 12, 2025

Financial Highlights

	6 Months 2025	FY 2024	FY 2023
Financial Position			
Total Assets	$ 40,809,558	$ 38,245,000	$ 27,147,000
Total Liabilities	($ 9,739,393)	($ 4,245,000)	($ 1,337,000)
Results of Operations			
Revenue	$ 4,461,133	$ 4,074,000	$ 1,340,000
Costs of Revenues	($ 4,421,792)	($ 3,128,000)	($ 360,000)
Gross Margin	1%	23%	73%
Change in Unrealized Appreciation (Depreciation) on Crypto Assets	($ 5,737,661)	$ 7,684,000	$ 12,136,000
Net Income (Loss)	($ 13,787,165)	($ 1,271,000)	$ 7,819,000
Net Income (Loss) Per Share	($0.65) per share	($ 0.08) per share	$ 0.55 per share
Cash Flows			
Operating Activities	($ 3,235,514)	($ 3,530,000)	($ 3,562,000)
Investing Activities	($ 13,365,606)	($ 2,632,000)	$ 186,000
Financing Activities	($ 15,262,531)	$ 6,682,000	$ 2,688,000

BTCS

Cap Table

Equity Instrument	Outstanding[1]	Fully Diluted[1]
Common Shares[2]	48,052,778	48,052,778
Convertible Debt (Conversion Price = $5.85)		1,334,679
Convertible Debt (Conversion Price = $13.00)		773,078
Convert Warrants #1 (Exercise Price = $2.75, exp. 5/13/2030)		532,191
Convert Warrants #2 (Exercise Price = $8.00, exp. 7/21/2030)		879,375
RD Warrant (Exercise Price = $11.50, exp. 3/4/2026)		712,500
Employee Options (Weighted Average Exercise Price = $2.44)		1,892,395
Total	48,052,778	54,176,996
Series V Preferred Stock[3] [4]		16,004,738

Common Stock Insider Ownership Breakdown	
Public Holders	85%
Insider Holders [2]	15%

(1) As of August 12, 2025
(2) Includes 981,746 restricted shares of Common Stock held by Insiders that remain subject to forfeiture based on vesting conditions that include Market Cap thresholds and time-based vesting
(3) Includes 751,746 restricted shares of Series V Preferred Stock held by Insiders that remain subject to forfeiture based on vesting conditions that include Market Cap thresholds and time-based vesting
(4) Shareholders have authorized the board to convert the Series V to common stock on a 1:1 basis. However, as part of the July 21, 2025, convertible note financing terms, the Company agreed that, while the notes remain outstanding, it will not amend its non-convertible Series V Preferred Shares to allow for conversion into common stock prior to January 21, 2027

BTCS

Leadership Team & Board

Leadership Team



Charles Allen
Chief Executive Officer & Chairman of the Board



Michael Prevoznik
Chief Financial Officer



Benjamin Hunter
VP of Engineering



Eldari Gogiashvili
Ethereum Team Lead

Directors



Charlie Lee
Director



Melanie Pump
Director



Ashley DeSimone
Director



Michal Handerhan
Director

For full biographies of our Leadership Team and Board of Directors, visit our website at www.btcs.com.

Key Takeaways

- New entrants bring more attention and understanding to the space
- Regulatory tailwinds support Ethereum, stablecoins, and DeFi
- Most seasoned public company in the category
- Hallmark DeFi/TradFi flywheel delivers capital-efficient fundraising
- Vertically integrated operations with deep network partnerships

BTCS

Investors

- ir@btcs.com
- www.btcs.com
- www.btcs.com/investors/
- www.btcs.com/news-media/
- www.btcs.com/research-thought-leadership/

Social Media Channels

- www.twitter.com/NasdaqBTCS
- www.linkedin.com/company/nasdaq-btcs
- www.youtube.com/c/BTCSInc
- Discord: https://discord.gg/9vW5HkWBJG

BTCS

Appendix



BTCS

Builder+

www.btcs.com/builder

Basics of Transaction Flow on Ethereum

Mempool:
When a user initiates a transaction, it goes to the mempool, a temporary storage for pending transactions awaiting confirmation and inclusion in a block. Transactions in the mempool are publicly accessible and have associated fees that users pay to prioritize their inclusion on the blockchain.

Searcher:
Searchers monitor the public mempool for arbitrage opportunities, aiming to profit by bundling and reordering transactions. They inform builders of preferred bundles for the next block but don't construct blocks themselves.

Builder:
Builders construct blocks by rearranging transactions and bundles of transactions to maximize fees, then submit the block to validators. Their profit comes from the difference between total transaction fees and the fee paid to a validator.


Mempool
Builder
Validator
Next Confirmed Block
Searcher
Relay

Relay:
Relays enhance Ethereum's transaction process by securely facilitating communication between builders and validators, keeping block contents hidden from validators until signed.

Validator:
Validators propose blocks, choosing the one with the highest builder fee from submissions via relays. They sign and broadcast the selected block, which becomes part of the blockchain once confirmed by other validators.

Builders and Block Construction

What is Builder+?

Builder+ is our Ethereum block builder, which utilizes advanced algorithms to meticulously construct optimized blocks for on-chain validation designed to maximize revenue (MEV).

Builders monitor the Ethereum transaction queue (mempool) for pending transactions and transaction bundles and reorder them strategically to create an “optimized block” that contains transactions with the highest fees.

Builders pay a fee to purchase rights to block space from a validator and earn the transaction fees associated with the transactions in the selected block.

Chronological Order vs. MEV Optimized Block



#1
#2
#3
#4
#5
#6
Fee: 10
Fee: 40
Fee: 15
Fee: 20
Fee: 25
Fee: 35
Transaction Queue
Chronological Order Total Fees:
65
MEV Optimized Order Total Fees:
100

BTCS

Block Building on Ethereum



$ (Cost of Sales)
BTCS
Block Space
Validator

Acquire Block Space

- ***Process:*** Builder+ strategically participates in the Proposer-Builder Separation (PBS) auction system, bidding to secure the right to populate the next block in the chain from the current validator.

- ***Objective:*** Obtain block space at an optimal price to maximize revenue.



Tx
Tx
Tx
Added to Block

Construct Optimized Block

- ***Process:*** Builder+ leverages advanced algorithms to select and sequence complaint* transactions from the public mempool and private order flow.

- ***Objective:*** Construct blocks that maximize the gas fee values within each block while adhering to compliance standards, creating high-value, efficient blocks.



$ (Revenue)
Gas Fees
BTCS

Collect Gas Fees as Revenue

- ***Process:*** Builder+ receives gas fees from transactions added to successfully proposed blocks.

- ***Objective:*** Capture scalable revenue from gas fees, directly supporting BTCS's growth through sustained MEV opportunities.

* BTCS does not include transactions with addresses on OFAC's Specially Designated Nationals and Blocked Persons list and certain other addresses

Ethereum Transaction Process Flow



Relay
(acts as Escrow Agent)
PBS Auction
Tx
Tx
Tx
Tx
Users
Private Order flow
Mempool
$ Gas Fees Revenue
Builders
BTCS
$ Cost of Sales
Block 104
Validator
BTCS
Validator Selected to Propose Block Recieve Exectuion Rewards
Ethereum Blockchain
Block 100
12s
Block 101
12s
Block 102
12s
Block 103
12s
Block 104
Validator
Validator
Validator
1 m + Validators Recieve Consensus Rewards for Attesting to Block

* BTCS does not include transactions with addresses on OFAC's Specially Designated Nationals and Blocked Persons list and certain other addresses

BTCS

Blockchain Basics

Blockchains Explained

A blockchain ledger is a **distributed ledger** maintained by a network of computer nodes that validate transactions.

Traditional vs. Blockchain Systems

Distributed ledgers allow for ownership of assets to be recorded through a **publicly shared registry**, eliminating the need for **central authorities** to certify ownership and clear transactions.


Centralized Ledger

Trust/consensus entrusted to **third-party intermediaries** (such as banks).


BTCS
Distributed Ledger

Trust / consensus is built into the Blockchain network and **secured by cryptography**.

How Blockchains Work

Transaction (payment, contract, record etc.) is broadcasted to **peer-to-peer network** of computers, also referred to as nodes or validators.

The network of validators uses a consensus algorithm to **validate the transaction.**

Once validated, the transaction is combined with other transactions to **create a new block** of data to be added to the ledger.

The new block is permanently added to the existing and **unalterable blockchain ledger**.

Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization and proliferation of information** on a global scale. Ethereum is ushering in an age of **real-world asset tokenization** and **transfer** without trusted intermediaries (banks, exchanges, etc.)



The internet changed the way people communicate with each other. Blockchains change the way people transact with each other.
Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
1st Generation Blockchains
Ethereum's Blockchain
BTCS
Digitization of Information
Tokenization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

Next-Generation Blockchains

- Proof-of-Stake ("PoS") consensus
- ESG friendly
- Infrastructure powering:
  - Web 3 – Next evolution of internet
  - DeFi – Decentralized finance
  - NFTs – Smart contracts/non fungible/ unique tokens
  - Stablecoins – Tokenization of currencies like the U.S. dollar



1st Generation Blockchains
(Currency)
Next-Generation Blockchains
(DeFi, NFT, Metaverse etc.)
ethereum

*The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management

Next-Generation PoS Opportunity & Relative Comparison

Web 3 and transaction-based industries built on next-generation blockchain technologies represent a **multi-trillion market opportunity**.

1st Generation Blockchains

Bitcoin and gold are **storers of value**.


Gold Reserves
$18.14T(2)
Bitcoin
$1.85T(1)

Next-Generation Blockchains e.g. Ethereum

The internet's future can be transformed by next-generation blockchains that serve as the backbone of crypto assets and ownership in **Web 3**.


Estimated Internet Value
(conservative)
$30T
WWW
Top 4 Next-Generation Blockchains (3)
$623B(1)

Sources: (1) CoinMarketCap.com as of 12/31/2024, (2) Market Capitalization of Gold (Sep 2024) according to Ingoldwetrust.report , (3) Includes Ethereum, Solana, BNB, and Cardano

The above was prepared by BTCS and reflects solely the opinion of BTCS and its management

Traditional vs Decentralized Finance Example

Decentralized Finance Built on Ethereum

Built on Ethereum, Aave and other DeFi protocols solve inefficiencies in traditional finance by enabling instant, permissionless lending and borrowing. By replacing brick and mortar intermediaries with smart contracts, they reduce costs, improve accessibility, and operate 24/7, eliminating delays, high fees, and restrictive banking hours.

Category	AAVE	Bank
Spread	3.00%*	6.62%**
Risk	Overcollateralized	Undercollateralized
Operating Hours	24/7, 365 days a year	9AM – 5PM Monday – Friday, closed often
Governance	Computers, Smart Contract Logic, no human error risk	Humans: Subject to error and influences (political, monetary, etc.)

Traditional Finance


Depositors
Borrower
BANK
0.07% Interest
6.69% Interest
Loan $
Deposit
Collateral

Decentralized Finance


Depositor
Borrower
Decentralized protocol built on and secured by Ethereum
AAVE
2.5% Interest
5.5% Interest
Loan $
Deposit
Collateral

*AAVE spread is estimated using a USDT borrow rate of 5.5% and USDT interest deposit rate of 2.5% as of March 12, 2025

**Bank spread is estimated using national average 30 yr fixed mortgage rate from bankrate.com of 6.69% and average checking account rate of 0.07% from nerdwallet.com as of March 12, 2025

BTCS

Ethereum By the Numbers

Ethereum Statistics

Ethereum (ETH) is the foundation of BTCS's blockchain infrastructure strategy, with its unparalleled ecosystem and commitment to innovation aligning seamlessly with our vision for secure, scalable growth.



Validators
History of daily active validators.
Zoom
1m
3m
6m
YTD
1y
All
From
Nov 30, 2020
To
Aug 3, 2025
# of Validators
1 000k
750k
500k
250k
0
Jan '21 Epoch 6909
May '21 Epoch 33899
Sep '21 Epoch 61574
Jan '22 Epoch 89034
May '22 Epoch 116024
Sep '22 Epoch 143699
Jan '23 Epoch 171159
May '23 Epoch 198149
Sep '23 Epoch 225824
Jan '24 Epoch 253284
May '24 Epoch 280499
Sep '24 Epoch 308174
Jan '25 Epoch 335634
May '25 Epoch 362624

Source: [Beaconcha.in]

Ethereum Compared to Legacy Store of Value Assets

	ETH	BITCOIN	ART	GOLD	US TREASURY	STOCKS	REAL ESTATE
Portable	✓	✓	✗	✗	✓	✓	✗
Divisible	✓	✓	✗	✗	✓	✓	✗
Durable	✓	✓	✓	✓	✗	✗	✓
Scarce	✓	✓	✓	✓	✗	✗	✓
Yield Generating	✓	✗	✗	✗	✓	✓	✓
Seizure Resistant	✓	✓	✗	✗	✗	✗	✗
Programmable	✓	Limited	✗	✗	✗	✗	✗
Market Size	<$1T	$1T+	$2T+	$20T+	$25T+	$100T+	$300T+

Electric Capital: https://electriccapital.substack.com/p/beyond-stablecoins-the-case-for-ethereum

ETH – Stablecoin Flywheel

The growth of the stablecoin economy sets up a powerful flywheel for Ethereum and ETH.

As more stablecoins are put to work on Ethereum, demand for ETH strengthens. A higher ETH value and more secure network attract more institutions and services, which fuels even greater stablecoin adoption.



02. More stablecoins put to work on Ethereum
01. Growing demand for stablecoins
03. Greater use of ETH as collateral
05. More institutions build products on Ethereum
04. ETH price and Ethereum security strengthen
01
02
03
04
05

Electric Capital: https://electriccapital.substack.com/p/beyond-stablecoins-the-case-for-ethereum